                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12

                               AHPC HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
      (1)   Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------
      (5)   Total fee paid:

            --------------------------------------------------------------------
[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            --------------------------------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

            --------------------------------------------------------------------
      (4)   Date Filed:

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

                               AHPC HOLDINGS, INC.
                         500 PARK BOULEVARD, SUITE 1260
                             ITASCA, ILLINOIS 60143

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of AHPC Holdings, Inc.

         Notice is hereby given that the annual meeting of shareholders (the "Meeting" or the "Annual Meeting") of AHPC Holdings, Inc., a Maryland corporation, will be convened at the SHERATON SUITES HOTEL, PDR ROOM, 121 Northwest Point Blvd, Elk Grove Village, Illinois, on WEDNESDAY, JUNE 22, 2005, AT 9:00 A.M. CENTRAL TIME (the "Meeting Date"). Refreshments begin at 8:30 a.m. All holders of our Common Stock, par value $.01 per share, and Series A Preferred Stock, par value $.01 per share, (collectively, the "Shareholders") are entitled to attend the Meeting. We are soliciting proxies, pursuant to the attached Proxy Statement, for use at the Annual Meeting on the Meeting Date. We expect that a quorum will be present on the Meeting Date and that the proposals to be considered by the Shareholders will be:

         (1) To elect two (2) Directors to hold office until their three-year term expires, or until their respective successors are elected and qualified;

         (2) To ratify the appointment of Grant Thornton, LLP, to serve as our auditors for the fiscal year ending June 30, 2005; and

         (3) To transact any other business as may properly come before the Meeting, or any adjournment or postponement thereof.

         Only Shareholders of record at the close of business on May 24, 2005, are entitled to receive notice of the Meeting and to vote at the Meeting or any adjournment or postponement thereof (the "Eligible Holders"). A list of Eligible Holders will be available for inspection at our office for at least ten days prior to the Meeting.

         Our Annual Report for the year ended June 30, 2004, on Form 10-K, is being mailed concurrently with this Notice and Proxy Statement to all Shareholders of record.

         All Shareholders are cordially invited to attend the Annual Meeting. Those who cannot attend are urged to sign, date and otherwise complete the enclosed proxy and return it promptly in the envelope provided. Any Shareholder giving a proxy has the right to revoke it at any time before it is voted.

                                    By order of the Board of Directors:


                                    Alan E. Zeffer
                                    President and
                                    Chief Executive Officer




Itasca, Illinois
May 27, 2005

                                 PROXY STATEMENT
                                       FOR
                        ANNUAL MEETING OF SHAREHOLDERS OF
                               AHPC HOLDINGS, INC.
                           TO BE HELD ON JUNE 22, 2005

         This proxy statement (the "Proxy Statement") is furnished to all holders of record as of the close of business on May 24, 2005, of Common Stock, par value $.01 per share (the "Common Stock"), and Series A Preferred Stock, par value $.01 per share (the "Preferred Stock") (collectively, the "Shareholders"), of AHPC Holdings, Inc., a Maryland corporation (the "Corporation"), in connection with the solicitation of proxies by and on behalf of our Board of Directors (the "Directors" or the "Board") to be voted at the annual meeting of Shareholders (the "Meeting" or the "Annual Meeting"). The Annual Meeting will be convened at the SHERATON SUITES HOTEL, PDR ROOM, 121 Northwest Point Blvd., Elk Grove Village, Illinois, on Wednesday, June 22, 2005, at 9:00 A.M. CENTRAL Time at (the "Meeting Date"), or any adjournment or postponement thereof. This Proxy Statement, and the enclosed form of proxy are first being mailed or otherwise delivered to Shareholders on or about May 27, 2005. Shareholders who wish to attend the Meeting should contact us at (630) 285-9191 so that arrangements can be made.

         We expect that a quorum will be present on the Meeting Date and that the proposals to be considered by the Shareholders will be:

         (1) To elect two (2) Directors to hold office until their three-year term expires, or until their respective successors are elected and qualified;

         (2) To ratify the appointment of Grant Thornton, LLP, to serve as our auditors for the fiscal year ending June 30, 2005; and

         (3) To transact any other business as may properly come before the Meeting, or any adjournment or postponement thereof.

         THE PROXIES SOLICITED BY US PURSUANT TO THIS PROXY STATEMENT ARE SOLICITED FOR USE AT THE MEETING WHEN CONVENED ON THE MEETING DATE AND ANY SUBSEQUENT ADJOURNMENTS AND MAY NOT BE USED FOR ANY OTHER PURPOSE, INCLUDING THE DETERMINATION OF WHETHER A QUORUM IS PRESENT, PRIOR TO THE MEETING DATE. THEREFORE, IT IS ANTICIPATED THAT THE BUSINESS TO BE CONSIDERED AT THE MEETING, WITH RESPECT TO WHICH PROXIES ARE SOLICITED PURSUANT TO THIS PROXY STATEMENT, WILL BE ADDRESSED ON THE MEETING DATE.

         The shares of Common Stock and Preferred Stock (collectively, the "Shares") represented by properly executed proxies in the accompanying form received by the Board prior to the Meeting Date will be voted at the Meeting. The Shares not represented by properly executed proxies will not be voted. Where a Shareholder specifies a choice in a proxy with respect to any matter to be acted upon, the Shares represented by such proxy will be voted as specified. When a Shareholder does not specify a choice, in any otherwise properly executed proxy, with respect to any proposal referred to therein, the Shares represented by such proxy will be voted with respect to such proposal in accordance with the recommendations of the Board described herein. A Shareholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to our Secretary before the proxy is voted at the Meeting on the Meeting Date; (ii) executing and delivering a later-dated proxy; or (iii) attending the Meeting on the Meeting Date and voting his or her Shares in person. If shares are held in "street name," a Shareholder may vote at the Annual Meeting by completing a voting instruction form provided by the Shareholder's broker.

         Shares represented at the Meeting as the result of proxies marked "abstain" will be counted for purposes of determining the existence of a quorum at the Meeting, but will not be voted. Shareholders have no cumulative voting rights. Shares held by brokers will not be considered entitled to vote on matters as to which the brokers have not received authority to vote from beneficial owners.

         It is not anticipated that matters other than those set forth in the Notice of Annual Meeting, as described herein, will be brought before the Meeting for action. If any other matters properly come before the Meeting, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders.

RECORD DATE; QUORUM; REQUIRED VOTE

         Our Board has fixed the close of business on May 24, 2005 as the record date (the "Record Date") for the determination of Shareholders entitled to receive notice of, and to vote at, the Meeting. Each outstanding share of Common Stock is entitled to one vote on all matters herein, except for the election of Directors. On the Record Date, we had outstanding 976,868 shares of Common Stock and 220,000 shares of Preferred Stock. Only Shareholders of record as of the Record Date will be entitled to vote at the Meeting or any adjournment thereof. A quorum, consisting of the holders of at least a majority of all issued and outstanding Shares eligible to vote, must be present, in person or by proxy, at the Meeting for valid Shareholder action to be taken at the Meeting or any adjournment thereof. Approval of each matter specified in the notice of the meeting requires the affirmative vote of a majority, or in the case of the election of directors a plurality, of the Shares represented at the meeting. Abstentions and broker non-votes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) will count toward the quorum requirement but will not count toward the determination of whether such matters are approved or directors are elected. The Inspector of Election appointed by the Board will count the votes and ballots.

EXPENSES OF SOLICITATION

         We will bear the expenses of this solicitation of proxies, including expenses in connection with the preparation and mailing of this Proxy Statement and all documents which now accompany or may hereafter supplement it. We anticipate the total cost of the proxy solicitation to be $25,000. Solicitations will be made only by the use of the mails, except that, if deemed desirable, our officers and regular employees may solicit proxies by telephone, telegram, facsimile or personal calls. Our officers and regular employees will not be paid additional compensation for soliciting proxies. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Common Stock held of record by such persons and that we will reimburse them for their reasonable expenses incurred in connection therewith.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of May 24, 2005, by: (i) each director; (ii) each Named Executive Officer (as defined below); (iii) each person whom we know beneficially owns in excess of five (5%) percent of the outstanding shares of our Common Stock; and (iv) all directors and executive officers, as a group.

         The following table is based on information supplied to the Corporation by the directors, officers and shareholders described above. The Corporation has determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission ("SEC"). Unless otherwise indicated, the persons and entities included in the table have sole voting and investment power with respect to all shares beneficially owned, except to the extent authority is shared by spouses under applicable law. Shares of common stock subject to options that are either currently exercisable or exercisable within 60 days of May 24, 2005 are treated as outstanding and beneficially owned by the option holder for the purpose of computing the percentage ownership of the option holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The table lists applicable percentage ownership based on 976,868 shares of Common Stock outstanding as of May 24, 2005.

                                                                                                           Percent
                                                                                                             of
                                                                          Amount and Nature of          Total Voting
Title of Class                   Name of Beneficial Owner                Beneficial Ownership              Stock
--------------                   ------------------------                --------------------           ------------
Common Stock                     George Jeff Mennen                        30,000(1)
Common Stock                     George Jeff Mennen                         3,333         33,333             3.4%
                                                                         --------
Common Stock                     Richard J. Swanson                        29,000(1)
Common Stock                     Richard J. Swanson                           333         29,333             3.0%
                                                                         --------
Common Stock                     Don L. Arnwine                            30,000(1)
Common Stock                     Don L. Arnwine                             1,000         31,000             3.2%
                                                                         --------
Common Stock                     Robert J. Simmons                         30,000(1)
Common Stock                     Robert J. Simmons                          1,667         31,666             3.2%
                                                                         --------
Common Stock                     Alan E. Zeffer                            50,000(1)
Common Stock                     Alan E. Zeffer                            10,950         60,950             6.2%
                                                                         --------
Common Stock                     Anthony F. Alibrio, Sr.                                  20,000(1)          2.0%
Common Stock                     Deborah J. Bills                                         16,192(1)          1.7%

Common Stock                     Total Executive Officers & Directors     205,192
                                 as a group (7 persons)                    17,283        222,475            22.8%
                                                                         --------


(1)Represents shares of Common Stock to be issued upon exercise of options granted under our Omnibus Equity Compensation Plan (the "Plan").


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         On May 18, 2004, the Board voted to create three classes of directors. Each class is made up of two directors, for a total number of six directors. The classes of directors have staggered three-year terms, so that two directors will be elected at each annual meeting. In light of the recent redemption of the shares of our majority shareholder, the Board of Directors believes that a staggered board will provide greater stability to the management of the Corporation, to ensure that we can better implement our strategic plan to increase our revenues and profits.

         Two individuals will be elected at the Annual Meeting to serve as our directors until their three-year term expires, or until their successors have been elected and qualified. If elected, these two individuals will continue to serve with our other four directors, who are not up for election this year. One of these individuals is independent within the meaning of the rules of the Nasdaq Stock Market and, if elected, the Board of Directors would have four independent directors. The biographies of the nominees designated by the Board of Directors are set forth below. It is intended that shares represented by proxies in the enclosed form will be voted for the election of the nominees named in the following table to serve as directors for a term of three years and until their successors are elected, unless contrary instructions are received. As indicated below, each person nominated by the Board is an incumbent director. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who will be designated by the present Board to fill the vacancy. As of the date of this Proxy Statement, we are not aware of any nominee who is unable or will decline to serve as a director. The nominees receiving a majority of the votes of the Shares required for election, as the case may be, will be elected.

                         NOMINEES FOR ELECTION THIS YEAR

                                                                                                   Year Became
Name                            Age     Principal Occupation(s) During Past 5 Years                A Director
----                            ---     -------------------------------------------                -----------
Robert J. Simmons               61      Mr. Simmons is currently President of RJS                      1995
                                        HealthCare, Inc., a healthcare consulting
                                        company founded in 1990.  He served as executive
                                        vice president at Baxter International,

                                        Inc., from 1987 until founding RJS in 1990.  Mr.
                                        Simmons joined Baxter after serving over 20
                                        years at American Hospital Supply Corporation.
                                        His last position at American Hospital Supply
                                        Corporation was vice president of corporate
                                        marketing.

George Jeff Mennen              67      For over 8 years, Mr. Mennen has headed the G.J.               1994
                                        Mennen Group, a consulting firm specializing in
                                        family-owned businesses.  Mr. Mennen had a
                                        distinguished career at The Mennen Company,
                                        including being the Vice Chairman of the
                                        Company.  The Mennen Company was founded by Mr.
                                        Mennen's great grandfather in 1878 and remained
                                        privately owned until it was sold in 1992 to
                                        Colgate-Palmolive.

                                           DIRECTORS WHOSE TERM EPIRES IN
                                                        2006


Alan E.                         52      Mr. Zeffer has been Chief Executive Officer and                2004
Zeffer                                  President of AHPC Holdings, Inc., since May
                                        2004. He was the Chief Financial
                                        Officer, Secretary/Treasurer for WRP
                                        Corporation, our predecessor, prior to
                                        becoming our Chief Executive Officer and
                                        President. He joined WRP Corporation in
                                        April 2001. Prior to joining WRP
                                        Corporation, Mr. Zeffer was Managing
                                        Partner for Quest Capital Corporation, a
                                        corporate finance advisory firm that he
                                        founded in 1993. He also served as
                                        treasurer for Sybron International Corp,
                                        from 1987 until 1993.

Richard J. Swanson              64      Mr. Swanson is presently a consultant with The                 1998
                                        Executive Committee, an international company
                                        that focuses on strategic coaching and corporate
                                        troubleshooting for CEO's of public and private
                                        companies.  Also, since 1980, Mr. Swanson has
                                        been the president of two Denver, Colorado-based
                                        companies - Investment Partners, Inc., and Real
                                        Estate Associates, Inc.  Investment Partners is
                                        engaged in the restructuring and
                                        recapitalization of troubled companies, and Real
                                        Estate Associates focuses on the acquisition and
                                        development of real estate projects.


                                            DIRECTORS WHOSE TERM EXPIRES IN
                                                            2007

Anthony F. Alibrio, Sr.         60      Mr. Alibrio is currently President Emeritus of                 2004
                                        Sodexho Marriott, Inc.'s Health Care Division.
                                        Sodexho is the leading food and facilities
                                        management services company in North America.
                                        He has over 37 years experience in both health
                                        care and foodservice.  As the President of
                                        Sodexho Marriott, Inc.'s Health Care Division,
                                        he led an organization with $3.2 billion in
                                        revenue that provided services to over 1,000
                                        hospitals and long-term care institutions.

Don L. Arnwine                  72      Mr. Arnwine is President of Arnwine Associates,                1995
                                        a company he formed in 1989, to provide
                                        specialized advisory services to the health care
                                        industry.  From 1961 to 1972, Mr. Arnwine served
                                        as Director of the Hospital at the University of
                                        Colorado Medical Center.  From 1972 to 1982, he
                                        served as President and CEO of the Charleston
                                        Area Medical Center.  Mr. Arnwine became
                                        President and CEO of Voluntary Hospitals of
                                        America (VHA) in 1982, and was named chairman
                                        and CEO in 1985, in which capacity he served
                                        until founding Arnwine Associates.



BOARD LEADERSHIP

         The independent directors have selected to separate the duties of the Chairman and the Chief Executive Officer and have created the position of Non-Executive Chairman. The independent directors have selected Mr. G. Jeff Mennen to serve in this capacity. Mr. Mennen will also serve as head independent director. The duties of this position will include:

         a) Presiding over meetings of the Board and executive sessions of the Independent Directors;

         b)       Approving agendas for meetings of the Board;

         c) Having authority to call meetings of the Board and Independent Directors; and

         d) Such other duties and rights as the Board may from time to time authorize.

BOARD MEETINGS AND COMMITTEES

         During the year ended June 30, 2004, our Board held ten meetings. All other actions by the Board were taken by unanimous written consent without a meeting. All Directors have attended at least 75% of all meetings of the Board and the committees thereof of which they were a member. The Board currently has a Compensation Committee, a Nominating and Corporate Governance Committee, and an Audit Committee. The functions and responsibilities of each committee are set forth in the paragraphs that follow.

COMPENSATION COMMITTEE

         The Board has a Compensation Committee that administers our Omnibus Equity Compensation Plan (the "Plan"). The Compensation Committee is responsible for reviewing, determining and establishing the salaries, bonuses and other compensation of our executive officers. During the year ended June 30, 2004, the Compensation Committee held two meetings and all other actions of the Compensation Committee were taken by unanimous written consent without a meeting. The Compensation Committee currently consists of Don L. Arnwine, George Jeff Mennen, and Richard J. Swanson. Based upon the review described under "Corporate Governance Matters," each member of the Compensation Committee is independent within the meaning of Nasdaq's rules.

AUDIT COMMITTEE

         The Audit Committee is responsible for assisting the Board with oversight of the integrity of the Corporation's financial statements, the Corporation's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, the scope and results of the audit engagement, establishing and monitoring our financial policies and control procedures, reviewing and monitoring the provision of non-audit services by our independent auditors and reviewing all potential conflict of interest situations. The Audit Committee has the direct authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors, and is an "audit committee" for purposes of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit

Committee is comprised of Messrs. Arnwine, Mennen and Swanson. Mr. Swanson is Chairman of the Audit Committee. Based upon the review described under "Corporate Governance Matters," each member of the Audit Committee is independent within the meaning of Nasdaq's rules. The Audit Committee met three times during the fiscal year ended June 30, 2004. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which was attached as Appendix A to the Corporation's Proxy Statement filed with the SEC in connection with its 2004 Annual Meeting of Shareholders. The written charter for the Audit Committee sets forth the duties and responsibilities of the Audit Committee.

         We, the members of the Audit Committee of AHPC Holdings, Inc., represent the following:

         1) The Audit Committee has reviewed and discussed the Corporation's audited financial statements for the fiscal year ending June 30, 2004 with the Corporation's management and with the Corporation's independent auditors;

         2) The Audit Committee has discussed with Grant Thornton LLP, the Company's independent auditors, the matters required to be discussed by Statement of Accounting Standards 61 (Codification for Statements on Auditing Standards);

         3) The Audit Committee has received and discussed the written disclosures and the letter from Grant Thornton, LLP, required by Independence Standards Board Standard No. 1, as may be modified or supplemented;

         4) Based on the review and discussions with management and the independent auditors referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 2004, for filing with the SEC; and

         5) The Audit Committee recommended to the Board of Directors that Grant Thornton LLP be appointed independent auditors for the Company for fiscal 2005.

                                                AUDIT COMMITTEE:
                                                Don L. Arnwine
                                                Richard J. Swanson (Chairman)
                                                George Jeff Mennen

AUDIT COMMITTEE FINANCIAL EXPERT

         The Board has determined that one of the members of the Audit Committee, Richard J. Swanson, qualifies as an "audit committee financial expert" as defined by the rules of the SEC based on his work experience and education.

FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The following table summarizes the fees the Corporation was billed for audit and non-audit services rendered by the Corporation's independent auditors, Grant Thornton LLP, during fiscal 2004 and 2003:

        SERVICE TYPE                       FISCAL 2004           FISCAL 2003
--------------------------------        ----------------        -------------
Audit Fees (1)                                  $212,950        $     150,000

Audit-Related Fees                                    --                   --

Tax Fees (2)                                     $38,300        $      37,600

All Other Fees                                        --                   --
                                        ----------------        -------------
Total Fees Billed                       $        251,250        $     187,600
                                        ================        =============


(1) Includes fees for professional services rendered in connection with the audit of the Corporation's financial statements for the fiscal years ended June 30, 2004 and June 30, 2003; the reviews of the financial statements included in each of the Corporation's quarterly reports on Form 10-Q during those fiscal years; and consents and assistance with documents filed by the Corporation with the SEC.

(2) Primarily consists of fees for the preparation of statutory tax returns and other tax assistance in foreign jurisdictions.

         The Audit Committee of the Board considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of Grant Thornton LLP.

         The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by the Corporation's independent auditors. The Audit Committee has delegated its pre-approval authority to the Chairman of the Audit Committee to act between meetings of the Audit Committee. Any pre-approval given by the Chairman of the Audit Committee pursuant to this delegation is presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee or Chairman of the Audit Committee reviews and, if appropriate, approves non-audit service engagements, taking into account the proposed scope of the non-audit services, the proposed fees for the non-audit services, whether the non-audit services are permissible under applicable law or regulation and the likely impact of the non-audit services on the independence of the independent auditors.

         Since the effective date of the SEC rules requiring pre-approval of non-audit services on May 6, 2003, each new engagement of the Corporation's independent auditors to perform non-audit services has been approved in advance by the Audit Committee or the Chairman of the Audit Committee pursuant to the foregoing procedures.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

         The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates to the entire Board for membership, including potential nominees submitted by stockholders. The Nominating and Corporate Governance Committee is comprised of Messrs. Arnwine, Mennen and Swanson. Based upon the review described under "Corporate Governance Matters," each member of the Nominating and Corporate Governance Committee is independent within the meaning of Nasdaq's rules. The Nominating and Corporate Governance Committee was recently formed and did not meet during the fiscal year ended June 30, 2004. The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee. A copy of the charter is available on our website located at www.ahpc.com.

CORPORATE GOVERNANCE MATTERS

         The Corporation is committed to establishing and maintaining high standards of corporate governance, which are intended to serve the long-term interests of the Corporation and its Shareholders. The Board has reviewed the independence of the directors and nominees for election to the Board at the Annual Meeting under the applicable standards of the Nasdaq Stock Market. Based on this review, the Board has determined that each of Don L. Arnwine, George Jeff Mennen, Richard J. Swanson and Anthony F. Alibrio, Sr. is independent under those standards. These independent directors constitute a majority of our directors and nominees for election to the Board at the Annual Meeting.

SELECTION OF NEW DIRECTORS

         Each year, at our Annual Meeting, the Shareholders are asked to elect directors. Each year, the Board of will recommend a slate of directors for election by the Shareholders. In accordance with our bylaws, the Board will also be responsible for filling vacancies or newly-created directors on the Board that may occur between annual meetings of Shareholders. In accordance with its charter, the Nominating and Corporate Governance Committee reviews all proposed nominees for the Board. The Nominating and Corporate Governance Committee will consider candidates for membership on the Board recommended by the Shareholders. In addition, as noted below, Shareholders may also propose director candidates for consideration by all Shareholders at our Annual Meeting without submitting their names to our Nominating and Corporate Governance Committee, if they follow procedures set forth in our bylaws. The Nominating and Corporate Governance Committee evaluate candidates recommended by Shareholders in the same way that it evaluates any other nominee. The Nominating and Corporate Governance Committee selects qualified candidates based upon the criteria set forth below and reviews its recommendations with the Board, which decides whether to invite the candidate to be a nominee for election to the Board. Irrespective of how a candidate may be brought to the Nominating and Corporate Governance Committee's attention, at the appropriate time, qualified candidates may be asked to conduct one or more personal interviews with appropriate members of the Board. Each chosen candidate is extended an invitation to join the Board and, if the candidate accepts, is formally nominated.

         The Nominating and Corporate Governance Committee has not established specific minimum age, education, years of business experience or specific types of skills for potential candidates, but, in general, expects qualified candidates will have: the ability to comprehend our strategic goals and help guide us towards the accomplishment of those goals; personal integrity and a strong sense of ethics; sufficient time to devote to our affairs; knowledge of, and experience with regard to our industry, regulations governing public companies, the geographic locations within which we operate, sound business practices or accounting and financial reporting; and the ability to satisfy criteria for independence established by the SEC and the Nasdaq Stock Market. In addition, each director must satisfy other criteria that the Nominating and Corporate Governance Committee determines are relevant in light of our needs and those of the Board. The charter for the Nominating and Corporate Governance Committee was attached to the Corporation's Proxy Statement filed with the SEC in connection with its 2004 Annual Meeting of Shareholders.

         In accordance with its charter, the Nominating and Corporate Governance Committee may, from time to time, retain a director search firm to help identify qualified director nominees for consideration by the Nominating and Corporate Governance Committee. During the fiscal year ended June 30, 2004, we did not pay a fee to any third party to identify or assist in identifying or evaluating potential nominees.

         For a shareholder to nominate a candidate for director to be considered by the Nominating and Corporate Governance Committee, he/she must notify our Secretary. To be considered by the Nominating and Corporate Governance Committee for nomination and inclusion in our proxy statement at the 2006 annual meeting, a shareholder must notify our Secretary no later than 120 days nor more than 150 days before the date of the proxy statement sent to shareholders in connection with the previous year's annual meeting of shareholders. Notices should be sent to: AHPC Holdings, Inc., 500 Park Boulevard, Suite 1260, Itasca, Illinois 60143,
Attn: Secretary. Any shareholder nominations proposed for consideration by the Nominating and Corporate Governance Committee must meet all of the requirements contained in our bylaws. Notices should include the following information:

         [ ]      Candidates name and contact information;

         [ ] Brief description of the candidate's background and qualifications (including principal occupation or employment);

         [ ] Reasons that the recommending shareholder believes the candidate would be well-suited for our Board;

         [ ] Statement by the candidate that the candidate is willing and able to serve on the Board;

         [ ] Statement by the recommending shareholder that the candidate meets the criteria established by the Board; and

         [ ] Brief description of the recommending shareholder's beneficial ownership of our securities and the term during which his/her securities, if any, have been held.

         As an alternative to submitting director candidates to our Nominating and Corporate Governance Committee, Shareholders may directly propose candidates for consideration at our annual meeting, if they follow procedures set forth in our bylaws. Under these procedures, the shareholder nominating a director candidate for our 2006 meeting must submit a notice to us between March 24, 2006 and April 23, 2006, containing the following information:

         [ ] Candidate's name and all other information regarding the candidate that would be required in a proxy statement under the rules of the SEC, such as information on their business experience and beneficial ownership of our securities; and

         [ ] Name, address and number of shares owned by the shareholder making the nomination and, if the nomination is being made on behalf of a beneficial owner, the same information for the beneficial owner.

         If next year's annual meeting is thirty days earlier or sixty days later than this year's meeting, the above deadlines will be changed so that proposals will be due no earlier than ninety days before the date of the 2006 annual meeting and no later than sixty days before the meeting or ten days after we announce the date of the meeting, whichever is later. In addition, if we increase the size of our Board and do not make a public announcement naming all of the nominees for director or specifying the size of the Board at least seventy days before the anniversary date of the previous year's annual meeting, a shareholder may submit a notice with regard to a candidate for a director vacancy created by the increased size of the Board within ten days of the date of our announcement regarding the size of the Board. While shareholders may directly nominate candidates for consideration at our annual meeting using the above procedures, information on the director candidates will not be contained in our Proxy Statement unless submitted by the deadline applicable to other shareholder proposals described under "Shareholder Proposals" in this Proxy Statement.

CODE OF BUSINESS ETHICS

         The Corporation has adopted a Code of Business Ethics that applies to all of the Corporation's employees, including the Corporation's principal executive officer, principal financial officer and principal accounting officer. We will provide to any person without charge, upon request, a copy of our Code of Ethics. Requests for a copy of our Code of Ethics should be made to our Corporate Secretary at 500 Park Boulevard, Suite 1260, Itasca, Illinois 60143.

RECOMMENDATION OF THE BOARD

         The Board hereby recommends and nominates each of Messrs. Simmons and Mennen "FOR" election as directors to serve until their three-year term expires, or until their respective successors are elected and qualified.

                               EXECUTIVE OFFICERS

         The following sets forth the name, age, current position and principal occupation and employment during the past five years with respect to each of our executive officers who are not directors. These officers are elected annually by the directors and serve until their successors are elected, or until their death, resignation or removal by the directors.

         Ms. Deborah J. Bills, age 36, Chief Financial Officer, Secretary and Treasurer. Ms. Bills was promoted to Chief Financial Officer, Secretary and Treasurer on May 1, 2004. Prior to her promotion, she served as the Corporation's corporate controller. She joined us in October 2000, as an accounting manager. Prior to joining us in October 2000, she served as accounting manager for Advanced Dial Company.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

         All directors, who were not also our executive officers, which group is comprised of Don L. Arnwine, George Jeff Mennen, Richard J. Swanson, Robert J. Simmons and Anthony F. Alibrio, Sr. receive, (i) an annual Board member retainer of $5,000, (ii) compensation of $1,000 for each Board meeting attended, (iii) $500 for each committee meeting attended and (iv) an annual Committee member retainer of $1,000. The Non-Executive Chairman will receive an additional annual retainer of $5,000, and the Chairman of the Audit Committee will receive an additional annual retainer of $3,000. Each new Director is presently entitled to receive stock options under the Plan to purchase 2,000 shares of our Common Stock in connection with his election. Under the terms of the Plan, the Compensation Committee shall determine (a) the exercise price of a Director Option, provided that the exercise price shall not be less than the lowest fair market value of our Common Stock during the six months preceding the election and qualification of such Director, and (b) the term and vesting criteria for such option. During fiscal 2004, the Compensation Committee granted options to purchase 20,000 shares of the Common Stock to each of Messgrs. Arnwine, Mennen, Swanson, Simmons and Alibrio. Each of the options had an exercise price of $1.13 per share, were exercisable as of June 30, 2004 and expires on February 23, 2014. Additionally, all directors will be reimbursed for expenses incurred in attending Board and Committee meetings.

EXECUTIVE COMPENSATION

            The following table discloses the compensation paid by us for services rendered to us in all capacities during the fiscal year ended June 30, 2004, to our Chief Executive Officer and any other executive officers at June 30, 2004, whose aggregate annual salary and bonus exceeded $100,000 for the fiscal 2004 year (the "Named Executive Officers"). For fiscal 2004, other than the Chief Executive Officer none of our executive officers received in the aggregate annual salary and bonus in excess of $100,000.

                                                                               LONG-TERM
                                                                             COMPENSATION
      NAME AND                                                            SECURITIES UNDERLYING        ALL OTHER
 PRINCIPAL POSITION            YEAR             SALARY       BONUS               OPTIONS              COMPENSATION
 ------------------            ----             ------       -----        ---------------------       ------------
Alan E. Zeffer, CEO            2004            $185,000     $33,945(2)           20,000                $19,200(1)
(formerly CFO)                 2003            $185,000     $28,000               6,667                $19,200(1)
                               2002            $140,000     $20,000              23,333                $ 9,416(1)


(1)Includes housing, automobile and other expenses, as described below under the section "Employment Agreements."

(2)Effective October 1, 2004, the Compensation Committee awarded Mr. Zeffer a bonus of 10,950 shares of Common Stock in connection with his achievement of certain predetermined criteria for fiscal 2004. The value of the award is based upon a closing price of $3.10 per share of Common Stock on October 1, 2004, the date of the grant.

EMPLOYMENT AGREEMENTS

         On October 1, 2002, we entered into an employment agreement with Alan
E. Zeffer (the "Zeffer Agreement"). The Zeffer Agreement had an initial term of one year, but automatically renewed for additional one year terms unless advance notice was provided. The Zeffer Agreement provides for (i) Mr. Zeffer to serve as our Chief Financial Officer; (ii) a base salary originally of $140,000 per annum (which was been increased by the Compensation Committee to $185,000 for fiscal 2004 and to $205,000 for fiscal 2005); (iii) housing expenses not to exceed $1,200.00 per month; (iv) a $400.00 per month automobile allowance; and
(v) nonqualified stock options to be determined by the Compensation Committee. The Zeffer Agreement also provides for an incentive bonus equal to 25% of Mr. Zeffer's base salary, subject to achievement of certain predetermined goals set by Mr. Zeffer and the Compensation Committee. Additionally, the employment agreement provides that the executive officer is eligible to participate in any medical, health, dental, disability and life insurance policy that is in effect for the Corporation's other employees. Pursuant to the employment agreement, Mr. Zeffer has agreed not to solicit the Corporation's customers, clients and other business contacts or encourage them to terminate their relationship with the Corporation during employment and for a period of two years thereafter. Moreover, Mr. Zeffer has agreed not to (a) solicit the Corporation's employees or encourage them to terminate their relationship with the Corporation or (b) compete with the Corporation during employment and for a period of one year following termination of employment. Finally, Mr. Zeffer has agreed to maintain the confidentiality of the Corporation's proprietary information and trade secrets during the term of employment and thereafter.

STOCK OPTIONS

         Option Grants During 2004. The following table provides certain information regarding stock options granted to the Named Executive Officers of the Corporation during the fiscal year ended June 30, 2004

                      OPTION GRANTS IN THE LAST FISCAL YEAR



                                      PERCENTAGE OF                                        POTENTIAL REALIZABLE
                     NUMBER OF        TOTAL OPTIONS                                       VALUE AT ASSUMED ANNUAL
                     SECURITIES        GRANTED TO                                          RATES OF APPRECIATION
                     UNDERLYING       EMPLOYEES IN         EXERCISE       EXPIRATION                FOR
NAME                OPTIONS (1)        FISCAL YEAR          PRICE            DATE             OPTION TERM (2)
----                -----------       -------------        --------       ----------      ----------------------
                                                                                              5%           10%
                                                                                              --           ---
Alan E. Zeffer         20,000              30%              $1.13        Feb. 23, 2014     $14,213       $36,019

(1)      The Option was exercisable on June 30, 2004.

(2) The dollar amounts under these columns are the result of theoretical calculations at 5% and 10% rates set by the SEC and, therefore, are not intended to forecast possible future appreciation, if any, in the Common Stock.

         Fiscal Year-End Option Values. The following table provides certain information regarding the value of unexercised options held by the Named Executive Officers at June 30, 2004 and the value realized upon exercise of options during fiscal 2004.

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                  OPTION VALUES

                                                                         NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                                   UNDERLYING UNEXERCISED OPTIONS AT     IN-THE-MONEY-OPTIONS AT
                       SHARES ACQUIRED                                    FISCAL YEAR-END (#)                 FISCAL-YEAR END ($)
    NAME               ON EXERCISE (#)    VALUE REALIZED ($)(1)        EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE(2)
    ----               ---------------    ---------------------    ---------------------------------   ----------------------------
Alan E. Zeffer.......                0                      0                    50,000 / 0                     152,101/0

------------------

(1) Value realized equals the market value of the Common Stock on the date of exercise, minus the exercise price, multiplied by the number of shares acquired on exercise.

(2) Calculated based on a closing sale price of $4.64 per share on June 30, 2004.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board is currently comprised of the following three Directors who are Don L. Arnwine, George Jeff Mennen and Richard
J. Swanson, each of whom was appointed by the Board. The Compensation Committee oversees administration of our Omnibus Equity Compensation Plan. Under the Plan, awards may be made in the form of stock options or restricted stock. In general, we compensate executive officers and senior management through salary, bonus (where appropriate) and the grant of stock options. Based upon the review described under "Corporate Governance Matters," each member of the Compensation Committee is independent within the meaning of Nasdaq's rules. During the year ended June 30, 2004, all action of the Compensation Committee was made during the two meetings held or was taken by the Committee by unanimous written consent without a meeting.

         Base Salaries. The base salary of the Corporation's executive officers are set by their respective employment agreements, if in effect, or if not in effect, by the Compensation Committee. Additionally, the Compensation Committee may adjust the base salary of the executive officers from year to year.

         Incentive Bonuses. Executive officers and certain other employees are eligible to receive annual incentive bonuses. The purpose of the Corporation's bonus program is to provide incentive compensation in a form which relates the financial reward to an increase in the value of the Corporation to its shareholders. Such bonuses are granted in the discretion of the Compensation Committee based upon the particular executive's achievement of predetermined goals or targets and upon the Corporation's performance. The Compensation Committee decided not to award any discretionary bonuses to the Corporation's executive officers during fiscal 2004, except to Mr. Zeffer (see below for a discussion of the Chief Executive Officer's compensation).

         Stock Options. The Corporation has adopted the Omnibus Equity Compensation Plan. The purpose of the Plan is to attract and retain capable and experienced officers and employees by compensating them with equity-based awards whose value is connected to our continued growth and profitability. Under the Plan, awards may be made in the form of stock options or restricted stock. In February 2004, the Compensation Committee granted each of Mr. Zeffer and Ms. Bills options to purchase 20,000 and 10,000 shares of Common Stock, respectively. All of the options granted to the executive officers in fiscal 2004 have an exercise price of $1.13 per share and expire on February 23, 2014. The options granted to Mr. Zeffer were exercisable in full as of June 30, 2004 and the options granted to Ms. Bills vest pro rata over a three-year period on each June 30, commencing June 30, 2004 and ending on June 30, 2006.

         Compensation of the Chief Executive Officer. During fiscal 2004, Mr. Zeffer received a base salary of $185,000. Although Mr. Zeffer's employment agreement originally provided for a base salary of $140,000, the Compensation Committee, in its discretion, increased the base salary in recognition of his increased responsibilities as Chief Executive Officer and based upon an analysis and review of compensation paid to chief executive officers of comparable companies. As noted above, Mr. Zeffer was awarded stock options during fiscal 2004 under the Plan and such award was based upon a determination that was the same for all other participants in the Plan. Additionally, Mr. Zeffer received a bonus of 10,950 shares of Common Stock in December 2004 awarded in the discretion of the Compensation Committee. The bonus was based upon achievement of predetermined goals established by the Compensation Committee and Mr. Zeffer for fiscal 2004.

                                                     COMPENSATION COMMITTEE:
                                                     Don L. Arnwine
                                                     George Jeff Mennen
                                                     Richard J. Swanson

STOCK PERFORMANCE CHART

         The following graph compares the yearly percentage change in the cumulative total shareholder return on our Common Stock for each of our last five fiscal years ended June 30, with the cumulative total return (assuming reinvestment of dividends) of (i) the NYSE/AMEX/Nasdaq Stock Market - U.S. Index and (ii) a peer group selected by us, in good faith. The peer group consists of American Shared Hospital Services, Kimberly Clark Corp., Daxor Corp., DVI, Inc. and Prime Medical Services, Inc. During the six-month transition period ended June 30, 2000, our peer group was changed to exclude two companies, which were no longer publicly traded.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                              AMONG AHPC HOLDINGS, INC.
                 COREDATA COMPOSITE  INDEX AND PEER GROUP INDEX

                           (STOCK PERFORMANCE CHART)

                                      2000        2001       2002       2003       2004
          AHPC HOLDINGS              23.14        9.54      11.46       6.52       27.26
        PEER GROUP INDEX             99.52      101.37     162.63      96.15      139.75
    COREDATA COMPOSITE INDEX        110.24       92.69      76.85      78.35       94.92

                                           ASSUMES $100 INVESTED ON JULY 1, 1999
                                                ASSUMES DIVIDEND REINVESTED
                                             FISCAL YEAR ENDING JUNE 30, 2004

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the year ended June 30, 2004, we received consulting services from Healthcare Alliance, Inc. ("Alliance"), a company 60% owned by Robert J. Simmons, one of our directors. We engaged Alliance to assist us in marketing our products with the expressed purpose of negotiating and executing a purchase agreement with various healthcare group-purchasing organizations. We paid Alliance $184,612 during the year ended June 30, 2004, for its services. We expect to continue to retain Alliance during fiscal 2005. We believe that the terms for the purchase of services from Alliance are no less favorable to the Corporation than could have been obtained from an unaffiliated party.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's executive officers, directors and beneficial owners of more than 10% of our Common Stock to file with the SEC initial reports of beneficial ownership on Form 3 and reports of changes in their beneficial ownership of our equity securities on Form 4 or 5. The rules promulgated by the SEC under section 16(a) of the Exchange Act require those persons to furnish the Corporation with copies of all reports filed with the SEC pursuant to section 16(a). Based solely upon a review of such forms actually furnished to the Corporation, and representations of certain of the Corporation's directors and executive officers that no forms were required to be filed, all directors, executive officers and 10% shareholders have filed with the SEC on a timely basis all reports required to be filed under section 16(a) of the Exchange Act, except Ms. Bills filed a Form 3 report on June 22, 2004 reporting her appointment as an executive officer of the Corporation effective May 1, 2004; Mr. Zeffer filed a Form 4 report on May 26, 2004 reporting an option grant occurring on February 23, 2004 and a Form 4 report on December 1, 2004 reporting the receipt of Common Stock as a bonus on October 1, 2004; Messrs. Arnwine, Mennen, Swanson and Simmons filed Form 4 reports on May 27, 2005 reporting option grants occurring on February 23, 2004; and Mr. Alibrio filed a Form 3 report on May 27, 2005 reporting his appointment as a director of the Corporation effective May 18, 2004.

                              INDEPENDENT AUDITORS

         Grant Thornton LLP served as the Corporation's auditors for the fiscal year ending June 30, 2004. The Audit Committee of the Board annually considers and recommends to the Board the selection of the Corporation's independent auditors. As recommended by the Corporation's Audit Committee, the Board on May 14, 2004, decided to engage Grant Thornton, LLP, to serve as the Company's independent auditors for fiscal 2005.

         A representative of Grant Thornton LLP is expected to be present at the Meeting. Such representative will have the opportunity to make a statement, if he desires to do so, and will be available to respond to appropriate Shareholder questions.

         The Board recommends a vote "FOR" ratification of Grant Thornton LLP as independent auditors for the purpose of auditing the financial statements of the Corporation for fiscal 2005.

                            SHAREHOLDER COMMUNICATION

         Shareholders wishing to communicate with the Board or with a Board member should address communications to the Board or to the particular Board member as follows:

                                  c/o Secretary
                               AHPC Holdings, Inc.
                           500 Park Blvd. - Suite 1260
                                Itasca, IL 60143

         From time to time, the Board may change the process by means of which shareholders may communicate with the Board or its members.

         Although, the Corporation does not have a formal policy for its directors and nominee directors to attend the Annual Meeting, the Corporation expects and encourages all directors and nominee directors to attend the Annual Meeting. One director attended last year's annual meeting of shareholders.

                              SHAREHOLDER PROPOSALS

         In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, we must receive shareholder proposals for the Year 2006 Annual Meeting of Shareholders at our executive office in Itasca, Illinois, on or prior to January 27, 2006, for inclusion in our Proxy Statement for that meeting. Proposals submitted other than pursuant to Rule 14a-8 will be considered timely only if received between March 24, 2006 and April 23, 2006 and the Corporation will not be required to present any such proposal at the 2006 Annual Meeting of Shareholders that is not received between the foregoing dates. If the Board decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board for the 2006 Annual Meeting of Shareholders will have the right to exercise discretionary voting power with respect to such proposal.

                             REQUESTS FOR DOCUMENTS

         The Corporation is required to file an annual report, called a Form 10-K, with the SEC. A copy of Form 10-K for the fiscal year ended June 30, 2004 will be made available, without charge, to any person entitled to vote at the Annual Meeting. Written requests should be directed to Alan E. Zeffer, President and Chief Executive Officer at (630) 285-9191. We will forward such documents, via first class mail, upon receipt of a Shareholder's written request therefor.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, no business, other than that discussed above, is to be acted upon at the Meeting. If other matters not known to the Board of Directors should, however, properly come before the Meeting, the persons appointed by the signed proxy intend to vote it in accordance with their best judgment.

                                          AHPC Holdings, Inc.
                                          By Order of the Board of Directors

                                          Alan E. Zeffer
                                          President and Chief Executive Officer
Itasca, Illinois
May 27, 2005

YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF
 FURTHER REQUESTS FOR PROXIES. PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THE
                    ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

                                   PROXY CARD
                               AHPC HOLDINGS, INC.
                                  COMMON STOCK
           500 PARK BOULEVARD, SUITE 1260, ITASCA, ILLINOIS 60143-2639
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Alan E. Zeffer and Deborah J. Bills, and each of them, as Proxies, each with the power to appoint his/her substitute and hereby authorizes them to represent and to vote all of the shares of Common Stock of AHPC Holdings, Inc., a Maryland corporation, held of record by the undersigned, at the Annual Meeting of Shareholders ("Meeting") to be held on June 22, 2005, at the SHERATON SUITES HOTEL, PDR ROOM, 121 Northwest Point Blvd., Elk Grove Village, Illinois, at 9:00 a.m. Central Time, or any adjournments or postponements thereof, as hereinafter specified on the matters as more specifically described in our proxy statement and in their discretion on any other business that may properly come before the Meeting.

         1.       Proposal to elect two (2) Directors as follows:

                  George Jeff Mennen                          Robert J. Simmons

             [ ]  FOR the election of the            [ ]      WITHHOLD authority with respect
                  two nominees.                               to _______________________________.
                                                              SHAREHOLDERS MAY WITHHOLD
                                                              AUTHORITY TO VOTE FOR ANY
                                                              NOMINEE BY WRITING HIS NAME ON
                                                              THE LINE ABOVE.
         2.       Proposal to ratify the appointment of Grant
                  Thornton LLP to serve as our auditors for the
                  fiscal year ending June 30, 2005.

             [ ]  FOR the appointment                [ ]    AGAINST the appointment   [ ]    ABSTAIN


         This proxy, when properly executed, will be voted in the manner designated herein by the undersigned shareholder. If no designation is made, the Proxy will be voted FOR Items 1 and 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED
ENVELOPE.

                                             DATED:
                                                     ----------------------------------------------

                                             ------------------------------------------------------
                                                                   (Signature)

                                             ------------------------------------------------------
                                                            (Signature if held jointly)

                                             Please sign as name appears hereon. When shares are
                                             held jointly, both should sign. When signing as
                                             attorney, executor, administrator, trustee or
                                             guardian, please give full title as such. If a
                                             corporation, please sign in full corporate name by
                                             president or other authorized officer. If a
                                             partnership, please sign in partnership name by an
                                             authorized officer.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEMS 1 AND 2.

                                   PROXY CARD
                               AHPC HOLDINGS, INC.
                                 PREFERRED STOCK
           500 PARK BOULEVARD, SUITE 1260, ITASCA, ILLINOIS 60143-2639
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Alan E. Zeffer and Deborah J. Bills, and each of them, as Proxies, each with the power to appoint his/her substitute and hereby authorizes them to represent and to vote all of the shares of Preferred Stock of AHPC Holdings, Inc., a Maryland corporation, held of record by the undersigned, at the Annual Meeting of Shareholders ("Meeting') to be held on June 22, 2005 at the SHERATON SUITES HOTEL, PDR ROOM, 121 Northwest Point Blvd., Elk Grove Village, Illinois, at 9:00 a.m. Central Time, or any adjournments or postponements thereof, as hereinafter specified on the matters as more specifically described in our Proxy Statement and in their discretion on any other business that may properly come before the Meeting.

         1.       Proposal to elect two (2) Directors as follows:

                  George Jeff Mennen                       Robert J. Simmons

                  [ ]   FOR the election of the            [ ]   WITHHOLD  authority with respect
                        two nominees.                            to ______________________________.
                                                                 SHAREHOLDERS MAY WITHHOLD AUTHORITY TO
                                                                 VOTE FOR ANY NOMINEE BY WRITING HIS NAME
                                                                 ON THE LINE ABOVE.

         2. Proposal to ratify the appointment of Grant Thornton LLP to serve as our auditors for the fiscal year ending June 30, 2005.

                  [ ]  FOR the appointment       [ ]   AGAINST the appointment     [ ]  ABSTAIN

         This proxy, when properly executed, will be voted in the manner designated herein by the undersigned shareholder. If no designation is made, the proxy will be voted FOR the Items 1 and 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED
ENVELOPE.


                                             DATED:
                                                    --------------------------------------


                                             ---------------------------------------------
                                                              (Signature)

                                             ---------------------------------------------
                                                       (Signature if held jointly)

                                             Please sign as name appears hereon. When shares are
                                             held jointly, both should sign. When signing as
                                             attorney, executor, administrator, trustee or
                                             guardian, please give full title as such. If a
                                             corporation, please sign in full corporate name by
                                             president or other authorized officer. If a
                                             partnership, please sign in partnership name by an
                                             authorized officer.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEMS 1 AND 2.